UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2024
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On March 4, 2024, Avidity Biosciences, Inc. (“Avidity” or the “Company”) will host an investor and analyst event (the "Event") to discuss new delpacibart etedesiran ("del-desiran") data from the MARINA-OLE™ trial of people living with myotonic dystrophy type 1 ("DM1"). Delpacibart etedesiran is the approved international nonproprietary name of AOC 1001. The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Data from the MARINA-OLE trial is being presented in a poster presentation at the Muscular Dystrophy Association Clinical & Scientific Conference (the "MDA Conference"), being held from March 3, 2024 to March 6, 2024. When this poster presentation is made available at the MDA Conference, it will be made accessible under the “Publications” page in Avidity’s corporate website, at https://www.aviditybiosciences.com.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On March 4, 2024, the Company announced data from the MARINA-OLE trial of del-desiran showing reversal of disease progression in people living with DM1 across multiple key endpoints, including myotonia, muscle strength and patient reported activities of daily living (together, the "Key Endpoints"). The Key Endpoints correspond to those utilized in the ongoing natural history study called Establishing Biomarkers and Clinical Endpoints in Myotonic Dystrophy Type 1, over one year. The new data from the MARINA-OLE trial demonstrated:
•Long-term efficacy of del-desiran assessed from 12 participants on 4 mg/kg of del-desiran, showing improvements in:
◦Myotonia, as measured by video hand opening time (vHOT).
◦Measures of strength, including hand grip and the Quantitative Muscle Testing (QMT) total score which includes hand grip, elbow extension and elbow flexion, knee extension and knee flexion, and ankle dorsiflexion.
◦DM1-Activ, a patient reported outcome (PRO) that measures activities of daily living, such as taking a shower, visiting family or friends, and walking up stairs.
•Favorable safety and tolerability profile of del-desiran, with all adverse events considered mild or moderate, no study drug related serious adverse events and no discontinuations in the MARINA-OLE trial.
◦Based on over 265 infusions of del-desiran totaling 61.1 patient-years of exposure.
The Company plans to initiate its Phase 3 HARBOR™ trial of del-desiran in the second quarter of 2024. The Key Endpoints are the same endpoints that will be used in the Phase 3 HARBOR trial of del-desiran.

Forward-Looking Statements
Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the characterization of safety, tolerability and long-term efficacy data associated with del-desiran from the MARINA-OLE™ study; the impact of such data on the advancement of del-desiran; and a Phase 3 trial for del-desiran, the timing of its initiation and key endpoints to be used therein. This Current Report on Form 8-K also contains estimates and other statistical data made by independent parties and by us. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business, including, without limitation: Avidity may not be able to resolve the partial clinical hold related to the serious adverse event which occurred in the Phase 1/2 MARINA trial, which may result in delays in the clinical development of del-desiran; additional participant data related to del-desiran that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of the date hereof; unexpected adverse side effects to, or inadequate efficacy of, Avidity's product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds which may not be timely lifted, recalls or product liability claims; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven, and the Company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies or clinical trials; Avidity's dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (SEC) on February 28, 2024, and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: March 4, 2024	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer